FIRST AMERICAN FUNDS, INC.

Government Obligations Fund

(the “Fund”)

Prospectus Supplement dated January 28, 2019

This information supplements the Funds’ Class U Shares Prospectus dated October 30, 2018. Please retain this supplement for future reference.

The "Fund Summary – Purchase and Sale of Fund Shares" section on page 4 of the Prospectus is replaced with the following:

Class U shares of the fund are only available for purchase or redemption by pension plan and other retirement or welfare benefit accounts established for the benefit of current or former employees of U.S. Bancorp and its subsidiaries. Shares are also available to mutual fund families and other registered investment companies for which U.S. Bank N.A. or U.S. Bank Global Fund Services provides fund servicing and which, in the aggregate, initially invest $250 million or greater in the fund. The fund reserves the right to reject any purchase order and to close a shareholder’s account at any time.

The "Shareholder Information – Share Classes" section on page 12 of the Prospectus is replaced with the following:

The fund issues its shares in multiple classes. This prospectus offers Class U shares. Class U shares are offered at NAV, with no front-end or contingent deferred sales charge and no distribution (12b-1) or shareholder servicing fee.

Class U shares of the fund are only available for purchase or redemption by pension plan and other retirement or welfare benefit accounts established for the benefit of current or former employees of U.S. Bancorp and its subsidiaries. Shares are also available to mutual fund families and other registered investment companies for which U.S. Bank N.A. or U.S. Bank Global Fund Services provides fund servicing and which, in the aggregate, initially invest $250 million or greater in the fund.

FAF-MMU-1